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                        BARNETT AUTO TRUST 1997-A
                                                                 			Exhibit 99

                      5.6544% ASSET BACKED NOTES
                        5.92% ASSET BACKED NOTES
                        6.03% ASSET BACKED NOTES
                        6.18% ASSET BACKED NOTES
                        6.26% ASSET BACKED NOTES
                        6.38% ASSET BACKED NOTES

Distribution Date:		03/16/98
Collection Period:		02/01/98	-	02/28/98


Under the Sale and Servicing Agreement dated as of September 18, 1997 among
Barnett Dealer	Financial Servies, Inc. (or "BDFS"), as servicer and seller
(the "Servicer"), Barnett Auto Trust 1997-A,	as issuer (the "Trust"), and
BDFS., as sponsor, the Servicer is required certain information each	month
regarding current distributions to the Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


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
A.	Information Regarding the Current Monthly Distribution
  	1.	Class A-1 Notes

    		a.	The aggregate amount of the distribution with
            respect to the Notes						                      				$14,696,163.32

    		b.	The amount of the distribution set forth in paragraph
            A1a above in respect of interest	on the Notes.				 				$150,709.99

    		c.	The amount of the distribution set forth in paragraph
            A1a above in respect of principal	of the Notes.					$14,545,453.33

    		d.	The amount of the distribution set forth in paragraph
            A1a payable out of amounts	withdrawn from the
            Reserve Account with respect to the Notes.						         				$0.00

    		e.	The amount of the distribution set forth in paragraph
            A1a above, per $1,000 Note.								                 		$135.4571208

    		f.	The amount of the distribution set forth in paragraph
            A1b above, per $1,000 Note.									                   	$1.3788654

    		g.	The amount of the distribution set forth in paragraph
            A1c above, per $1,000 Note.						                 				$133.0782554

    		h.	The amount of the distribution set forth in paragraph
            A1d above, per $1,000 Note.				                   						$0.0000000

	  2.	Class A-2 Notes

    		a.	The aggregate amount of the distribution with respect
            to the Notes								                                 		$764,666.67

    		b.	The amount of the distribution set forth in paragraph
            A2a above in respect of interest on the Notes.				 				$764,666.67

    		c.	The amount of the distribution set forth in paragraph
            A2a above in respect of principal	of the Notes.						    				$0.00

    		d.	The amount of the distribution set forth in paragraph
            A2a payable out of amounts	withdrawn from the
            Reserve Account with respect to the Notes.						         				$0.00

    		e.	The amount of the distribution set forth in paragraph
            A2a above, per $1,000 Note.							                   			$4.9333333

    		f.	The amount of the distribution set forth in paragraph
            A2b above, per $1,000 Note.					                   					$4.9333333

    		g.	The amount of the distribution set forth in paragraph
            A2c above, per $1,000 Note.						                   				$0.0000000

    		h.	The amount of the distribution set forth in paragraph
            A2d above, per $1,000 Note.						                   				$0.0000000

  	3.	Class A-3 Notes

    		a.	The aggregate amount of the distribution with respect
            to the Notes					                                 					$854,250.00

    		b.	The amount of the distribution set forth in paragraph
            A3a above in respect of interest	on the Notes.				 				$854,250.00

    		c.	The amount of the distribution set forth in paragraph
            A3a above in respect of principal	of the Notes.					    					$0.00

    		d.	The amount of the distribution set forth in paragraph
            A3a payable out of amounts	withdrawn from the
            Reserve Account with respect to the Notes.					         					$0.00

    		e.	The amount of the distribution set forth in paragraph
            A3a above, per $1,000 Note.						                   				$5.0250000

    		f.	The amount of the distribution set forth in paragraph
            A3b above, per $1,000 Note.							                   			$5.0250000

    		g.	The amount of the distribution set forth in paragraph
            A3c above, per $1,000 Note.					                   					$0.0000000

    		h.	The amount of the distribution set forth in paragraph
            A3d above, per $1,000 Note.				                   						$0.0000000

  	4.	Class A-4 Notes

    		a.	The aggregate amount of the distribution with respect
            to the Notes						                                 				$463,500.00

    		b.	The amount of the distribution set forth in paragraph
            A4a above in respect of interest	on the Notes.				 				$463,500.00

    		c.	The amount of the distribution set forth in paragraph
            A4a above in respect of principal	of the Notes.								    		$0.00

    		d.	The amount of the distribution set forth in paragraph
            A4a payable out of amounts	withdrawn from the
            Reserve Account with respect to the Notes.						         				$0.00

    		e.	The amount of the distribution set forth in paragraph
            A4a above, per $1,000 Note.						                   				$5.1500000

    		f.	The amount of the distribution set forth in paragraph
            A4b above, per $1,000 Note.							                   			$5.1500000

    		g.	The amount of the distribution set forth in paragraph
            A4c above, per $1,000 Note.								                   		$0.0000000

    		h.	The amount of the distribution set forth in paragraph
            A4d above, per $1,000 Note.						                   				$0.0000000

  	5.	Class A-5 Notes

    		a.	The aggregate amount of the distribution with respect
            to the Notes								                                 		$217,514.13

    		b.	The amount of the distribution set forth in paragraph
            A5a above in respect of interest	on the Notes.				 				$217,514.13

    		c.	The amount of the distribution set forth in paragraph
            A5a above in respect of principal	of the Notes.						    				$0.00

    		d.	The amount of the distribution set forth in paragraph
            A5a payable out of amounts	withdrawn from the
            Reserve Account with respect to the Notes.							         			$0.00

    		e.	The amount of the distribution set forth in paragraph
            A5a above, per $1,000 Note.							                   			$5.2166666

    		f.	The amount of the distribution set forth in paragraph
            A5b above, per $1,000 Note.			                   							$5.2166666

    		g.	The amount of the distribution set forth in paragraph
            A5c above, per $1,000 Note.								                   		$0.0000000

    		h.	The amount of the distribution set forth in paragraph
            A5d above, per $1,000 Note.								                   		$0.0000000

  	6.	Class B Notes

    		a.	The aggregate amount of the distribution with respect
            to the Notes							                                 			$192,081.81

    		b.	The amount of the distribution set forth in paragraph
            A6a above in respect of interest	on the Notes.					 			$192,081.81

    		c.	The amount of the distribution set forth in paragraph
            A6a above in respect of principal	of the Notes.						    				$0.00

    		d.	The amount of the distribution set forth in paragraph
            A6a payable out of amounts	withdrawn from the
            Reserve Account with respect to the Notes.					         					$0.00

    		e.	The amount of the distribution set forth in paragraph
            A6a above, per $1,000 Note.						                   				$5.3166667

    		f.	The amount of the distribution set forth in paragraph
            A6b above, per $1,000 Note.									                   	$5.3166667

    		g.	The amount of the distribution set forth in paragraph
            A6c above, per $1,000 Note.										                   $0.0000000

    		h.	The amount of the distribution set forth in paragraph
            A6d above, per $1,000 Note.							                   			$0.0000000

  	7.	Certificates

    		a.	The aggregate amount of the distribution with respect
            to the Certificates						                                				$0.00

    		d.	The amount of the distribution set forth in paragraph
            A7a payable out of amounts	withdrawn from the
            Reserve Account with respect to the Certificates.					  					$0.00


B.	Information Regarding the Performance of the Trust

 		1.	Pool Balance and Note Principal Balance.

   			a.	The Pool Balance at the close of business on
            the last day of the Collection Period.					    				$513,816,891.24

   			b.	The Class A-1 Note Pool Balance after giving
            effect to payments allocated to principal as
        				set forth in paragraph A1c.							                		$20,992,650.60

   			c.	The Class A-1 Note Pool Factor after giving
            affect to the payments set forth in	paragraph A1c.	  		19.2064507%

   			d.	The Class A-2 Note Pool Balance after giving effect
            to payments allocated to principal as	set forth
            in paragraph A2c.							                         		$155,000,000.20

   			e.	The Class A-2 Note Pool Factor after giving affect
            to the payments set forth in	paragraph A2c.					  				100.0000000%

   			f.	The Class A-3 Note Pool Balance after giving
            effect to payments allocated to principal as
        				set forth in paragraph A3c.							               		$170,000,000.22

   			g.	The Class A-3 Note Pool Factor after giving affect
            to the payments set forth in	paragraph A3c.					  				100.0000000%

   			h.	The Class A-4 Note Pool Balance after giving
            effect to payments allocated to principal as
        				set forth in paragraph A4c.							                		$90,000,000.11

   			i.	The Class A-4 Note Pool Factor after giving
            affect to the payments set forth in	paragraph A4c.				100.0000000%

   			j.	The Class A-5 Note Pool Balance after giving
            effect to payments allocated to principal as
        				set forth in paragraph A5c.					                				$41,696,000.06

   			k.	The Class A-5 Note Pool Factor after giving affect
            to the payments set forth in	paragraph A5c.				   				100.0000000%

   			l.	The Class B Note Pool Balance after giving effect
            to payments allocated to principal as	set forth
            in paragraph A6c.							                          		$36,128,240.05

   			m.	The Class B Note Pool Factor after giving affect
            to the payments set forth in paragraph A6c.					  				100.0000000%

   			n.	The aggregate Purchase Amount for all Receivables
            that were repurchased	in the Collection Period.				     					$0.00

   			o.	The aggregate Payahead Balance on such Distribution
            Date.	                                       								$1,050,481.80

   			p.	The change in the Payahead Balance from the preceding
            Distribution Date.	                          								   $22,319.05

   			q.	The aggregate Advance Balance on such Distribution
            Date.			                                       						$2,238,452.95

   			r.	The change in the Advance Balance from the
            preceding Distribution Date.	                							   	$85,259.82

   			s.	Total Collections by the Servicer.            									$19,065,247.82

   			t.	All amounts received by the Trust from the
            Servicer.			                                  						$19,150,507.70

 		2.	Servicing

  				a.	The aggregate amount of the Servicing Fee paid to the
            Servicer with respect	to the preceding
            Collection Period.			                             					$440,301.95

 		3.	Payment Shortfalls

	  			a.	The amount of the Class A Noteholders' Interest
            Carryover Shortfall after giving effect	to the
            payments set forth in paragraph A1b above with
            respect to the Notes.				                                				$0.00

  				b.	The amount of the Class A Noteholders' Interest
            Carryover Shortfalls set forth in	paragraph B3a
            above per $1,000 interest with respect to the
            Class A Notes.	                                       							$0.00

  				c.	The amount of the Class B Noteholders' Interest
            Carryover Shortfall after giving effect	to the
            payments set forth in paragraph A1b above with
            respect to the Notes.							                                	$0.00

  				d.	The amount of the Class B Noteholders' Interest
            Carryover Shortfalls set forth in	paragraph B3a
            above per $1,000 interest with respect to the
            Class B Notes.				                                       				$0.00

  				e.	The amount of the Class A Noteholders' Principal
            Carryover Shortfall after giving effect	to the
            payments set forth in paragraph A1b above with
            respect to the Notes.			                                					$0.00

  				f.	The amount of the Class A Noteholders' Principal
            Carryover Shortfalls set forth in	paragraph B3a
            above per $1,000 Principal with respect to the
             Class A Notes.				                                      				$0.00

  				g.	The amount of the Class B Noteholders' Principal
            Carryover Shortfall after giving effect	to the
            payments set forth in paragraph A1b above with
            respect to the Notes.					                                			$0.00

  				h.	The amount of the Class B Noteholders' Principal
            Carryover Shortfalls set forth in	paragraph B3a
            above per $1,000 Principal with respect to the
            Class B Notes.				                                       				$0.00

 		4.	Losses and Delinquencies

   			a.	The aggregate amount scheduled to be paid, including
            unearned finance and	other charges, for which
            Obligors are delinquent 60 days or more.				     				$2,260,775.56

  				b.	The amount of the aggregate Realized Losses for such
            Collection Period.							                             	$619,445.88

  				c.	Cumulative Realized Losses from the Closing Date,
            including Realized Losses	for such Collection
            Period.								                                      $1,695,536.70

  				d.	Recoveries, if any, for such Collection Period.				         				$0.00

 		5.	Reserve Account

	  			a.	The Reserve Account balance as of the last day of the
            preceding Collection	Period, including earnings.				$22,354,262.25

  				b.	Earnings included in above balance.				                				$96,207.74

  				c.	Transfer to Reserve Account from Collection Account on
            Distribution Date.	                           							$1,479,092.74

  				d.	Transfer to BDFS						                                        		$0.00

  				e.	The Reserve Account balance as of the Distribution
            Date set forth above	after giving effect to the
            distribution in respect of principal made on such			$23,833,354.99
		       			Distribution Date.

   6.	Delinquency

  				a.	Percentage of principal balance of Receivables
            delinquent 31 to 60 days.				                            				0.65%

  				b.	Percentage of principal balance of Receivables
            delinquent 61 to 90 days.					                            			0.23%

  				c.	Percentage of principal balance of Receivables
            delinquent over 90 days.				                             				0.21%

	 	7.	WAC/WAM

		  		a.	Weighted Average Coupon of Receivables					                 			12.07%

  				b.	Weighted Average Remaining Term of Receivables				          				53.63
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